SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2003
--------------------------------------------------------------------------------

                                 NCT Group, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)


         Delaware                         0-18267               59-2501025
---------------------------          -----------------         --------------
(State or other juris-               (Commission               (IRS Employer
diction of incorporation)            File Number)               Identification
                                                                Number)


20 Ketchum Street  Westport, CT                                06880
--------------------------------------------                -------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:      (203) 226-4447

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Item 7. Exhibits

Exhibit No.                           Description

  99 (a)                      News Release dated April 4, 2003


Item 12.  Results of Operations and Financial Conditions

     A copy of the news release issued by NCT Group Inc. on Friday, April 4, 2003, describing its results of operations for the fiscal year and quarter ended December 31, 2002, is attached hereto as Exhibit 99 (a).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NCT Group, Inc.
                                  Registrant




                                  By:       /s/ CY E. HAMMOND
                                           --------------------
                                           Cy E. Hammond
                                           Senior Vice President,
                                           Chief Financial Officer


Date:    April 4, 2003

                                  Exhibit Index


99 (a)    News Release dated April 4, 2003